UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2016

BERRY PLASTICS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

Berry Plastics Group, Inc. (“Berry,” “we,” or the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to incorporate by reference the recast presentation of certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended September 26, 2015, which was filed with the Securities and Exchange Commission on November 23, 2015 (the “Annual Report”), to reflect the previously reported change in the Company’s reportable segments. This recast financial information was previously included in the Company’s Form S-4 Registration Statement (File No. 333-211076), and is filed herewith to incorporate such information by reference into the Company’s other effective Registration Statements and future filings under the Securities Act of 1933, as amended.

In November 2015, the Company reorganized into three operating segments: Health, Hygiene & Specialties; Consumer Packaging; and Engineered Materials. The Health, Hygiene & Specialties segment includes the business of AVINTIV Inc., which was acquired in October 2015, and the personal care films and international business that previously reported in the Company’s Flexible Packaging segment. The Consumer Packaging segment consists of our historical Rigid Open Top segment, Rigid Closed Top segment, the food and consumer films business that previously reported in our Flexible Packaging segment, and the custom shrink film businesses that was previously reported in our Engineered Materials segment. The Engineered Material segment includes the old Engineered Materials segment, excluding the custom shrink films business, and the converted films business that was previously reported in our Flexible Packaging segment.

The exhibit included as Exhibit 99.1 hereto revises the information in the following Items of the Annual Report as initially filed in order to reflect the change in segment reporting: Part I, Item 1 (Business); Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations); and Part II, Item 8 (Financial Statements and Supplementary Data). The presentation of the Company’s historical financial information in Exhibit 99.1 is consistent with the segment presentation set forth in the Company’s Quarterly Reports on Form 10-Q filed for each of the first three quarters of fiscal 2016.

This Current Report does not reflect any changes, activities or events occurring subsequent to the initial filing of the Company’s Annual Report on November 23, 2015. For information on developments since the filing of the Annual Report, please refer to our other filings with the Securities and Exchange Commission. Unaffected items and unaffected portions of the Annual Report have not been repeated in, and are not amended or modified by, this Current Report or Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)        The following exhibits are filed with this Current Report on Form 8-K.

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Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	Excerpts from the Company’s Annual Report on Form 10-K reflecting revisions to Part I, Item 1; Part II, Item 7; and Part II, Item 8
101.1	Interactive Data Files

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)

Dated: September 9, 2016	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President and Chief Legal Officer

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